UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): November 15, 2005


                        AMERICAN TECHNOLOGIES GROUP, INC.
               (Exact name of registrant as specified in charter)

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                 Nevada                                  0-23268                               95-4307525
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    (State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
             incorporation)
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    P.O.Box 90, Monrovia, California                            91016
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (626) 357-5000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

      On November 15, 2005, at a meeting of the Board of Directors of American Technologies Group, Inc. (the "Company"), Dr. Gary Fromm verbally submitted to the Board of Directors his resignation as Chief Executive Officer and Chief Financial Officer of the Company. Dr. Fromm will continue to act as Chairman of the Board of Directors.

      On November 15, 2005, William N. Plamondon, III was appointed as Chief Executive Officer and Frank Jackson was appointed as Chief Financial Officer by the Board of Directors of the Company. Mr. Plamondon currently serves as a director and as Assistant Secretary of the Company and as Chief Executive Officer of North Texas Steel Company, Inc., our wholly-owned subsidiary.

      William N. Plamondon, III, 58, serves as President and CEO of R.I. Heller & Co., LLC, a management consulting firm he founded in 1998. Mr. Plamondon is CEO of Protein Polymer Technologies, a public biotechnology research and development company, and has also served on their board since April 2005. Mr. Plamondon attended Seton Hall University

      Mr. Plamondon was on the Board of Directors of ANC Rental Corporation since June 2000 and, from October 2001 to October 2002, he served as its Chief Restructuring Officer. In October 2002, Mr. Plamondon assumed the roles of Chief Executive Officer and President taking the company through a bankruptcy resulting in a ss.363 sale. While with R.I. Heller, in December 2000, Mr. Plamondon became a senior advisor to E&Y Capital Advisors LLC. Prior to founding R.I. Heller, Mr. Plamondon served as President and Chief Executive Officer of First Merchants Acceptance Corporation, a nationwide financing company, from April 1997 until April 1998, and served as a director of First Merchants from March 1995 until April 1998. Mr. Plamondon was with Budget Rent-A-Car Corporation from 1978 until 1997. For the last five years at Budget he held the position of President and CEO.

      William N. Plamondon was on the Board of Directors of First Merchants Acceptance Corporation in April of 1997. The Board fired the CEO and asked Mr. Plamondon to step in first as co-CEO and then as CEO in May of 1997. The company filed for bankruptcy in July of 1997. Mr. Plamondon restructured the company and sold it through a ss.363 sale.

      Frank Jackson, 57, has since April 1998 served as a Director of R.I. Heller & Co., LLC, a management consulting firm. Prior to joining R.I. Heller & Co., LLC, in April 1997, Mr. Jackson was employed with First Merchants Acceptance Corporation in connection with its reorganization. He worked with First Merchants until it was sold in April 1998. From 1985 through 1997, Mr. Jackson served as a Vice President and Chief Accounting Officer of Chicago Holdings, Inc., an equipment leasing and asset management company. Prior to 1985, Mr. Jackson was employed by FSC Corporation, a publicly owned company with operations in equipment leasing, telecommunications, manufacturing and petroleum refining industries. Mr. Jackson began his professional career as a CPA with the international accounting firm KPMG Peat Marwick. Mr. Jackson was a CPA and graduated from the University of Pittsburgh with undergraduate studies in economics and mathematics and a graduate degree in business administration.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN TECHNOLOGIES GROUP, INC.



Date:  November 17, 2005                    /s/ William N. Plamondon, III
                                            -----------------------------
                                            William N. Plamondon, III,
                                            Chief Executive Officer

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